Exhibit 99.2

CERTIFICATE OF INCORPORATION

OF

BIOVAX, INC.

In compliance with Chapter 607 and/or Chapter 621, F.S. (Profit)

ARTICLE 1 — NAME

The name of the corporation is: BIOVAX, INC.

ARTICLE 2 – PRINCIPAL OFFICE

The address of the corporation’s principal office in the State of Florida is:

5310 Cypress Center Drive #101, Tampa Florida 33609

ARTICLE 3 — PURPOSE

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the Florida Corporation Law.

ARTICLE 4 — AUTHORIZED CAPITAL

The corporation shall be authorized to issue the following shares:

A. Aggregate Shares. The maximum number of shares of stock which the corporation shall have the authority to issue is TWENTY-FIVE MILLION (25,000,000), of which TWENTY MILLION (20,000,000) shares, $.01 par value per share, shall be common stock (“Common Stock”), and FIVE MILLION (5,000,000) shares, $.01 par value per share, shall be preferred stock (“Preferred Stock”).

B. Rights and Preferences. A statement of the designations, powers, preferences and rights, and the qualifications and restrictions thereof, in respect of each class of capital stock is as follows:

1. Common Stock

(i) Preemptive rights. Shares of Common Stock shall not have any preemptive rights, unless otherwise granted pursuant to a written agreement of the corporation;

(ii) Dividends and Distributions. No payment of dividends or distributions shall be made to the holders of shares of Common Stock unless and until the holders of shares of Preferred Stock receive any preferential amounts to which they are entitled under this Article or in the resolution or resolutions providing for the issue of shares of preferred stock. Subject to the limitation set forth in the preceding sentence of this subparagraph and except as otherwise provided by this Certificate of Incorporation or in the resolution or resolutions providing for the issue of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and distributions as may be declared upon such shares of Common Stock, from time to time by a resolution or resolutions adopted by the Board of Directors;

(iii) Voting Rights. All holders of Common Stock shall be entitled to notice of any stockholders’ meeting. Subject to the provisions of any applicable law and except as otherwise provided in this Certificate of Incorporation or by the resolution or resolutions providing for the issue of shares of Preferred Stock, all voting rights shall be vested solely in the Common Stock. The holders of shares of Common Stock shall be entitled to vote upon the election of directors and upon any other matter submitted to the stockholders for a vote. Each share of Common Stock issued and outstanding shall be entitled to one noncumulative vote. A fraction of a share of Common Stock shall not be entitled to any voting rights whatsoever; and

(iv) Liquidation, Dissolution or Winding Up. Except as otherwise provided in this Certificate of Incorporation and subject to the rights of holders, if any, of Preferred Stock to receive preferential liquidation distributions to which they are entitled under this Article or under the resolution or resolutions providing for the issue of shares of preferred stock, in the event of any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the corporation, all assets of the corporation shall be shared pro rata among the holders of the Common Stock.

2. Preferred Stock The Board of Directors of the Corporation is hereby expressly authorized at any time, and from time to time, to provide for the issuance of shares of preferred stock in one or more series, with such voting powers, full or limited, or no voting powers, and with such designations, preferences and relative participating, optional or other rights, and qualifications or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by a majority of the Board of Directors then in office.

3. Consideration. Except as otherwise provided in this Certificate of Incorporation or by applicable law, the Corporation’s capital stock, regardless of class, may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine by a resolution or resolutions adopted by a majority of the Board of Directors then in office.

ARTICLE 5 — DIRECTORS

The number of directors of the corporation shall be such as from time to time shall be fixed by resolution of the board of directors or as otherwise provided in the by-laws of the corporation. Election of directors need not be by written ballot unless the by-laws so provide. The corporation’s board of directors is authorized to adopt, amend or repeal the corporation’s by-laws. Directors shall be elected to one-year terms. At each annual meeting of stockholders, all directors shall be chosen for a one-year term to succeed those whose terms expire. Any vacancy in the board resulting from the death, resignation or retirement of a director, or any other cause shall be filled by a majority vote of the remaining directors, though less than a quorum, for a term corresponding to the unexpired term of his predecessor in office. Any or all of the directors of the corporation may be removed from office at any time, but only for cause. Each director shall hold office until the expiration of the term for which he is elected and until his successor is elected and qualified, or until his earlier resignation or removal.

The corporations initial Board of Directors shall be as follows:

Dr. Raphael Mannino

Dr. Steven Arikian

Martin Baum

Dr. Francis E. O’Donnell, Jr.

Dr. Stephane Allard

Dr. Christopher C. Kyriakides

Peter J. Pappas, Sr.

The address of all Directors shall be c/o BIOVAX Inc., 5310 Cypress Center Drive #101, Tampa Florida 33609.

ARTICLE 6 – REGISTERED AGENT

The name and Florida street address of the corporation’s registered agent is:

James McNulty, CPA

C/o BIOVAX, Inc.

5310 Cypress Center Drive #101

Tampa Florida 33609

ARTICLE 7 – INCORPORATOR

The name and address of the Incorporator is: James A. McNulty, 5310 Cypress Center Drive #10,1Tampa Florida 33609

ARTICLE 8 — INDEMNIFICATION

To the fullest extent permitted by the Corporation Law of the State of Florida, as the same may be amended or supplemented, or by any successor thereto, indemnify, the corporation shall indemnify, reimburse and advance to any and all persons whom it shall have the power to indemnify under such Sections from and against any and all of the expenses, liabilities or other matters referred to in or covered by said Sections. Notwithstanding the foregoing, the indemnification provided for in this Article shall not be deemed exclusive of any other rights to which those entitled to receive indemnification or reimbursement hereunder may be entitled under any by-laws of the corporation, agreement, vote of stockholders or disinterested directors or otherwise.

ARTICLE 9 — LIABILITY OF DIRECTORS

No director of the corporation shall be personally liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the corporation’s directors to the corporation or its stockholders to the fullest extent permitted by Florida law. If the Florida Corporation law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Florida Corporation Law. Any repeal or modification of this paragraph by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

IN WITNESS WHEREOF, I have executed this Certificate of Incorporation on this day of             , 2004.

James A. McNulty, Incorporator